================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): March 1, 2002

          Lehman ABS Corporation on behalf of

     CORPORATE-BACKED TRUST CERTIFICATES, TOYS "R" US Debenture-Backed Series 2001-31 Trust
     CORPORATE-BACKED TRUST CERTIFICATES, Corning Debenture-Backed Series 2001-28 Trust
     CORPORATE-BACKED TRUST CERTIFICATES, Corning Debenture-Backed Series 2001-35 Trust
     CORPORATE-BACKED TRUST CERTIFICATES, Series 2001-26 Trust

           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-1
Supplement dated February 1, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-2
Supplement dated January 22, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-3
Supplement dated January 25, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-4
Supplement dated January 29, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-5
Supplement dated February 2, 2001                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-6
Supplement dated March 1, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-7
Supplement dated March 2, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-8
Supplement dated March 8, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-9
Supplement dated March 14, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-10
Supplement dated March 22, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-11
Supplement dated March 28, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-12
Supplement dated April 3, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-14
Supplement dated April 10, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-15
Supplement dated April 30, 2001                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-16
Supplement dated May 1, 2001                            Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-17
Supplement dated May 2, 2001                            Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-18
Supplement dated May 8, 2001                            Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-19
Supplement dated May 11, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-20
Supplement dated May 22, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-21
Supplement dated May 24, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-22
Supplement dated May 24, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-23
Supplement dated June 1, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-24
Supplement dated June 8, 2001                           Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-25
Supplement dated June 14, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-26
Supplement dated June 21, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-27
Supplement dated June 28, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-28
Supplement dated July 24, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-29
Supplement dated July 26, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-30
Supplement dated July 27, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-31
Supplement dated July 31, 2001                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-32
Supplement dated August 29, 2001                        Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-33
Supplement dated September 5, 2001                      Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-34
Supplement dated September 6, 2001                      Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-35
Supplement dated September 21, 2001                     Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-36
Supplement dated November 15, 2001                      Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-37
Supplement dated December 27, 2001                      Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2002-1
Supplement dated January 23, 2002                       Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2002-2
Supplement dated February 21, 2002                      Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2002-3
Supplement dated March 7, 2002                          Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2002-4
Supplement dated March 21, 2002                         Trust
------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Callable Zero Coupon Trust Certificates, Series
Supplement dated March 25, 2002                         2002-TVA-1 Trust
------------------------------------------------------- -----------------------------------------------------

Item 5. OTHER EVENTS

In March 2002 distributions were made to the Holders of the Corporate-
Backed Trust Certificates, Toys "R" Us Debenture-Backed Series 2001-31 Trust(the "Certificate Holders"), Corporate Backed Trust Certificates Corning Debenture-Backed Series 2001-35 Trust, Corporate Backed Trust Certificates Series 2001-26 Trust and Corporate Backed Trust Certificates Corning Inc. Debenture-Backed Series 2001-28 Trust. Specific information with respect to the distributions is filed as Exhibits hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 6. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits were filed as part of this report:

     1 Trustee's Distribution Statement to the Series 2001-31 Certificate Holders for the period ending March 1, 2002.

     2 Trustee's Distribution Statement to the Series 2001-28 Certificate Holders for the period ending March 1, 2002.

     3 Trustee's Distribution Statement to the Series 2001-35 Certificate Holders for the period ending March 1, 2002.

     4 Trustee's Distribution Statement to the Series 2001-26 Certificate Holders for the period ending March 15, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2002


                                         Lehman ABS Corporation


                                         By: /s/  Rene Canezin
                                                  ----------------
                                         Name:    Rene Canezin
                                         Title:   Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

     1 Trustee's Distribution Statement to the Series 2001-31 Certificate Holders for the period ending March 1, 2002.

     2 Trustee's Distribution Statement to the Series 2001-28 Certificate Holders for the period ending March 1, 2002.

     3 Trustee's Distribution Statement to the Series 2001-35 Certificate Holders for the period ending March 1, 2002.

     4 Trustee's Distribution Statement to the Series 2001-26 Certificate Holders for the period ending March 15, 2002.